                                                                   EXHIBIT 10.27

                             EMPLOYMENT AGREEMENT
                             --------------------

This Employment Agreement (this "Agreement") is made effective as of September 8, 1998, by and between WAM!NET Inc. ("WAM!NET" or the "Corporation"), of 6100 West 110th Street, Bloomington, Minnesota 55438, and Bradley E. Sparks ("Employee") of 2900 Thomas Avenue S., Apt. 1715, Minneapolis, Minnesota 55416.

                                  BACKGROUND

     A. WAM!NET is engaged in the business of high speed electronic courier services for the transportation, storage and retrieval of large quantities of data for print and CD-ROM prepress publishing industries as well as for medical imaging;

     B.   WAM!NET desires to have the services of the Employee; and

     C.   The Employee is willing to be employed by WAM!NET.

     Therefore, in consideration of the mutual promises set forth in this Agreement, the parties agree as follows:

     1. EMPLOYMENT. Effective September 8,1998, Employee shall serve WAM!NET as Executive Vice President and Chief Financial Officer.

     2. BEST EFFORTS OF EMPLOYEE. Employee agrees to perform faithfully, industriously, and to the best of Employee's ability, experience, and talents, all of the duties that may be reasonably required by the express and implicit terms of this Agreement, to the reasonable satisfaction of WAM!NET. Such duties shall be provided at such place(s) as the needs, business, or opportunities of WAM!NET may reasonably require from time to time.

     3. Notwithstanding the foregoing, Employee shall also be permitted to serve on the Board of Directors of other non-competing business corporations and may participate in charitable, cultural, professional, civic, and business association activities.

     4. WAM!NET shall add Employee to its Director and Officer insurance and indemnification policies. Additionally, WAM!NET hereby indemnifies and holds harmless Employer from any losses, damages, claims, and causes of action arising out of the actions or inactions of the Board of Directors and/or the Officers of the Company for any period before September 8, 1998.

     5. COMPENSATION OF EMPLOYEE. As compensation for the services provided by Employee under this Agreement, WAM!NET will pay the Employee a monthly base salary of $16,666.67 (which salary may be adjusted upward by WAM!NET after the first anniversary of the date of this Agreement). In addition, a bonus of up to 30% of Employee's annualized base salary (annualized for 1998 only) may be earned if Employee achieves specific performance objectives.

These objectives will be determined by Employee and the Chief Executive Officer or his successors. Upon termination of this Agreement, payments under this paragraph shall cease; provided, however, that the Employee shall be entitled to payments for periods or partial periods that occurred prior to the date of termination and for which the Employee has not yet been paid.

     6. STOCK OPTIONS. Subject to approval of the WAM!NET Board of Directors, and in addition to any other compensation to which Employee may be entitled by this Agreement, Employee shall be entitled to receive Incentive Stock Options and/or Nonqualified Stock Options, as determined by the Board of Directors, (cumulatively, the "Options") for Six Hundred Thousand (600,000) shares of common stock of WAM!NET Inc. (the "Shares") under and subject to the provisions of the WAM!NET Inc. Amended and Restated 1994 Stock Option Plan and/or the WAM!NET Inc. 1998 Combined Stock Option Plan (cumulatively, the "Plans"). The exercise price of the Options shall be Fair Market Value or Eight and no/100 Dollars ($8.00) per share for Four Hundred Thousand (400,000) of the Shares, and shall be Twelve and no/100 Dollars ($12.00) for Two Hundred Thousand (200,000) of the Shares. The Options shall vest and first become exercisable as follows at the rate of twenty-five percent (25%) per year, with the first twenty-five percent (25%) becoming vested and exercisable on the first anniversary of the date of this Agreement:

                               Number of Shares          Number of Shares
                               ----------------          ----------------
                               First Exercisable        First Exercisable
                               -----------------        -----------------
           Vesting Date       at $8.00 Per Share       at $12.00 Per Share
           ------------       ------------------       -------------------
     First Anniversary of
     date of Agreement              100,000                   50,000

     Second Anniversary of
     date of Agreement              100,000                   50,000

     Third Anniversary of
     date of Agreement              100,000                   50,000

     Fourth Anniversary of
     date of Agreement              100,000                   50,000

The previous provisions of this Paragraph 4 notwithstanding, any Options not then exercised by Employee shall terminate and be forfeited by Employee upon the termination of Employee's employment with WAM!NET or any subsidiary for either:
(i) Employee's material breach of Paragraph 6, 7, 8, 9, 10, 11 or 12 of this Agreement, or (ii) Employee's commission of a felony or other willful act which is materially and significantly detrimental to WAM!NET.

     7. STOCK GRANT. Subject to approval of the WAM!NET Board of Directors, Employee shall be entitled to purchase 37,500 shares of restricted stock at $8.00 per share under terms and conditions of a Stock Restriction Agreement to be negotiated.

     8. RELOCATION EXPENSES. Employee is entitled to receive relocation benefits as outlined in Exhibit A, hereto. Employee may exercise his right to relocation benefits at any time prior to September 30, 1999.

     9. FAMILY VISITS. WAM!NET will pay for up to 12 round trip Economy Class Airfares between Minneapolis and Washington DC to facilitate Employee's family visits, and shall reimburse Employee for reasonable expenses incurred by him for auto and lodging associated with such family visits up to two nights a month.

     10. AUTOMOBILE ALLOWANCE. WAM!NET shall provide Employee with an annual automobile allowance which amount shall cover lease payments of $750.00 per month (payable monthly), plus maintenance, insurance and fuel costs associated with the use of such automobile, which will be submitted as expenses.

     11. REIMBURSEMENT FOR EXPENSES IN ACCORDANCE WITH WAM!NET POLICY. WAM!NET will reimburse Employee for "out-of-pocket" expenses in accordance with WAM!NET policies in effect from time to time.

     12. CONFIDENTIALITY. Employee recognizes that WAM!NET has and will have information regarding the following:

-    inventions                         -    business affairs
-    machinery                          -    processes
-    products                           -    trade secrets
-    prices                             -    technical matters
-    apparatus                          -    customer lists
-    costs                              -    product designs
-    discounts                          -    copyrights
-    future plans

and other vital information (collectively, "Information") which are valuable, special and unique assets of WAM!NET. Employee agrees that he will not at any time or in any manner, either directly or indirectly, divulge, disclose, or communicate in any manner any Information to any third party without prior written consent of WAM!NET. Employee will protect the Information and treat it as strictly confidential. Information under this paragraph shall not include information that is generally available in the public domain or information that WAM!NET disseminates to its the public at large or information that is filed as a matter of public record with the SEC or similar state regulatory agencies.

     13. TRADE SECRETS. Employee shall not at any time during the term of this Agreement or thereafter, or in any manner, either directly or indirectly, divulge, disclose or communicate to any person, firm or corporation in any manner whatsoever any information which constitutes a "trade secret" as that term is defined in section 325C.01, subd. 5 of Minnesota Statutes. In applying this paragraph, the arbitrator may also take into account the special circumstances of the Corporation's business.

     14. DISCLOSURE AND ASSIGNMENT. Except as provided elsewhere in this Agreement, Employee shall treat for the Corporation's sole benefit and fully and promptly disclose to the Corporation, without additional compensation, all ideas, discoveries, inventions and improvements, whether patentable or not, which while the Employee is employed by the Corporation are made, conceived or reduced to practice by Employee, alone or with others, during or after usual working hours, either on or off the job, and Employee hereby assigns to the Corporation all such ideas, discoveries, inventions and improvements to be the Corporation's exclusive property.

     15. DISCLOSURE AND RIGHT OF FIRST REFUSAL. Paragraph 14 of this Agreement shall not apply to any ideas, discoveries, inventions and improvements for which no equipment, supplies, facility or trade secret information of the Corporation was used, and which was developed entirely on Employee's own time, and (1) which does not relate (a) directly to the business of the Corporation or (b) to the Corporation's actual or demonstrably anticipated research or development, or (2) which does not result from any work performed by Employee for the Corporation. Employee will, nonetheless, promptly disclose all such ideas, discoveries, inventions and improvements to the Corporation and offer to the Corporation the right of first refusal to enter into a license or purchase agreement covering the subject idea, discovery, invention or improvement on terms mutually agreed to by Employee and the Corporation. In the event the Corporation and Employee cannot agree on terms and Employee receives an offer to enter into a license or purchase agreement with some other party on terms more favorable to that other party than the terms offered to the Corporation, then the Corporation shall have the right and Employee shall have the obligation to offer to the Corporation the idea, discovery, invention or improvement on such favorable terms. When such an offer is made to the Corporation pursuant to the preceding sentence, it must be accepted by the Corporation within thirty (30) days; or if not accepted, the right of first refusal hereunder as to that offer shall terminate.

NOTICE: Paragraph 14 hereof requires Employee to assign rights to inventions to the Corporation or its successors. Minnesota Statutes (S)181.78 limits the scope of agreements requiring the inventions be assigned employers. The statute states that such assignment agreements do not apply:

     "to an invention for which no equipment, supplies, facility or trade secret information of the employer was used and which was developed entirely on the Employee's own time, and (1) which does not relate (a) directly to the business of the employer or (b) to the employer's actual or demonstrably anticipated research or development, or (2) which does not result from any work performed by the Employee for the employer."

     Please note that Paragraph 14 of this Agreement uses these statutory terms to define the inventions which are not automatically assigned to the Corporation but instead are subject to a right of first refusal in favor of the Corporation.

     16. UNAUTHORIZED DISCLOSURE OF INFORMATION. If it appears that the Employee has disclosed (or has threatened to disclose) Information or Trade Secrets in violation of this Agreement, WAM!NET shall be entitled to an injunction to restrain Employee from disclosing, in whole or in part, such Information, or from providing any services to any party to whom such Information has been disclosed. WAM!NET shall not be prohibited by this provision from pursuing other remedies, including a claim for losses and damages.

     17. CONFIDENTIALITY AFTER TERMINATION OF EMPLOYMENT. The confidentiality provisions of this Agreement shall remain in full force and effect for a one year period after the termination of Employee's employment.

     18.  NON-COMPETE AGREEMENT.

     (a) Recognizing that the various items of Information are special and unique assets of the company, Employee agrees and covenants that for a period of 12 months following the termination of his or her employment, whether such termination is voluntary or involuntary (unless such termination is the result of a failure by WAM!NET to issue stock options or to obtain Board approval therefor in accordance with paragraph 4), Employee will not directly engage in any business competitive with WAM!NET, nor shall Employee cause or solicit, directly for his own behalf or for the benefit of a third party, any other employee or employees of WAM!NET to terminate their employment with WAM!NET to engage in such competitive activities. This covenant shall apply to the geographical area that includes the United States and Canada. Directly engaging in any competitive business includes, but is not limited to, (i) engaging in a business as owner, partner or agent (other than as an owner of less than five (5%) percent of a publicly traded company), (ii) becoming an employee of any third party that is engaged in such business, (iii) becoming interested directly in any such business, or (iv) soliciting any customer of WAM!NET for the benefit of a third party that is engaged in such business. Employee agrees that this non-compete provisions will not adversely affect the Employee's livelihood.

     (b) In the event that, solely because of this non-competition covenant, the Employee is precluded from working in an industry for which he is qualified by virtue of his experience, education, or training, then, WAM!NET agrees to pay, after a period of three (3) months, and up to a total period not to exceed six (6) months, the base compensation earned by the Employee immediately prior to his separation from employment.

     19. EMPLOYEE'S INABILITY TO CONTRACT FOR WAM!NET. Employee shall not have the right to make any contracts or commitments for or on behalf of WAM!NET except in accordance with WAM!NET policies or with the express written consent of WAM!NET.

     20. TERM/TERMINATION. Employee's employment under this Agreement shall be for an unspecified term on an "at will" basis. This Agreement may be terminated, with or without cause, by either party. Each party will give notice (as provided in the paragraph of this Agreement captioned "Notices") of such action to other party.

     21. SEVERANCE PAY. If WAM!NET terminates Employee's employment other than for cause WAM!NET agrees to pay Employee as severance pay an amount equal to 6 months of Employee's base pay as of the date of his termination, less customary payroll deductions, to be paid in monthly installments in the same manner as paid during his employment. The first severance payment shall be made to Employee on WAM!NET's first regular payday after the date of Employee's termination. WAM!NET's responsibility to pay the severance pay will immediately terminate if Employee violates paragraphs 8, 13, or 14 of this Agreement. For purposes of this Agreement "for cause" shall mean: (1) the Employee's dishonesty or theft of WAM!NET's property; (2) the Employee's gross negligence or inefficiency in the execution of his duties; (3) the Employee's material violation of WAM!NET's rules, regulations, instructions or policies; (4) the Employee's commission of a crime or other act which would materially damage the reputation of WAM!NET; or (5) the Employee's material breach of provisions of this Agreement.

     22. ARBITRATION. Any controversy or claim arising out of or relating to this Agreement, or its breach, or to the employment relationship between the Employee and the Company, shall be settled by final and binding arbitration, upon the request of either party, in Minneapolis, Minnesota. Such arbitration shall proceed in accordance with the then governing rules of the American Arbitration Association (AAA) for Commercial Arbitration or Employment Law Disputes, at the option of the petitioner. Judgment upon the award rendered may be entered and enforced in any court of competent jurisdiction. It is agreed that the parties shall choose a single, neutral arbitrator from among a panel of not less than seven (7) proposed arbitrators, and that the parties may have no more than two (2) panels of arbitrators presented to them by the AAA. The parties agree that they shall each bear their own costs associated with the arbitration, including any filing fee to be paid by them and their own legal counsel expenses. The parties further agree that they shall share equally in the reasonable costs and the fees of the neutral.

     23. RETURN OF PROPERTY. Upon termination of this Agreement, the Employee shall deliver all property (including keys, records, notes, data, memoranda, models, and equipment) that is in the Employee's possession or under the Employee's control which is WAM!NET's property.

     24. NOTICES. All notices required or permitted under this Agreement shall be in writing and shall be deemed given when delivered in person or five (5) days after deposited in the United States mail, postage paid, addressed as follows:

WAM!NET:
-------

President
WAM!NET Inc.
6100 West 110th Street
Bloomington, Minnesota 55438

Employee:
--------

Bradley E. Sparks
2900 Thomas Avenue S., Apt. 1715
Minneapolis, Minnesota 55416

Such addresses may be changed from time to time by either party by providing written notice in the manner set forth above.

     25. ENTIRE AGREEMENT. This Agreement contains the entire agreement of the parties and there are no other promises or conditions in any other agreements whether oral or written. This Agreement supersedes any prior written or oral agreements between the parties.

     26. AMENDMENT. This Agreement may be modified or amended, if the amendment is made in writing and is signed by both parties.

     27. SEVERABILITY. If any provisions of this Agreement shall be held to be invalid or unenforceable for any reason, the remaining provisions shall continue to be valid and enforceable. If a court finds that any provision of this Agreement is invalid or unenforceable, but that by limiting such provision it would become valid or enforceable, then such provision shall be deemed to be written, construed, and enforced as so limited.

     28. WAIVER OF CONTRACTUAL RIGHT. The failure of either party to enforce any provision of this Agreement shall not be construed as a waiver or limitation of that party's right to subsequently enforce and compel strict compliance with every provision of this Agreement.

     29. APPLICABLE LAW. This Agreement shall be governed by the laws of the State of Minnesota.

                                           WAM!NET:
                                           WAM!NET Inc.



Dated:  September 8, 1998                  By: /s/ Edward J. Driscoll III
        __________________                     _________________________________
                                           Its:  An authorized Officer or Agent

                                           AGREED AND ACCEPTED.

                                           Employee:

                                           Printed Name  Bradley E. Sparks

Dated:  September 8, 1998                  /s/ Bradley E. Sparks
        __________________                 _____________________________________
                                           Signature of Employee

                                   EXHIBIT A

                              RELOCATION PACKAGE

Household Goods Shipment. WAM!NET will pay for the shipment of Sparks' personal
------------------------
household goods via a professional moving service including packing and unpacking services. WAM!NET will also pay for storage of Sparks' personal household goods for up to 90 days and delivery out of storage.

Home sale Assistance - Guaranteed Buy-Out. Listing, marketing, home sale and
-----------------------------------------
closing assistance for Sparks' current home will be provided by Edina Realty Relocation Services/American Escrow and Closing at WAM!NET'S expense. The Guaranteed Buy-Out will be at a purchase price based upon the average of two independent fee appraisals ordered by American Escrow and Closing. If the appraisals are not within 5% of each other, a third appraisal will be ordered and the purchase price will be determined by averaging the two closest appraisals. Upon determination of the purchase price American Escrow and Closing will prepare a contract to purchase the property for the purchase price. From the date of the contract Sparks will have 120 days in which to sell the house to a third party and during which time Sparks will be responsible for all home related expenses. Sparks agrees that the listing and marketing of the house during the 120 day period shall be coordinated through Edina Realty Relocation Services. If such sale does not take place within the 120 day period the home will be purchased by American Escrow and Closing at the purchase price listed in the contract. The Guaranteed Buy-Out is subject to a satisfactory home inspection and to the house being available for showings. Any work orders or repairs mandated by the inspection are to be made at Sparks' expense. The costs of any such work orders or repairs not made prior to the sale to American Escrow and Closing shall be deducted from the purchase price.

Temporary Living Expenses. WAM!NET will pay for up to 90 days of temporary
-------------------------
lodging expenses incurred by Sparks upon his arrival in the Twin City area, such lodging to be approved by WAM!NET.

Home Seeking Expenses. WAM!NET will pay for the cost of Sparks to travel to the
---------------------
Twin Cities for the purpose of locating permanent housing as well as all related and reasonable expenses incurred during this trip.

Tax Gross-Up. If Sparks' uses the Home Sale Assistance and Guaranteed Buy-Out
------------
package offered by WAM!NET through Edina Realty Relocation Services/American Escrow and Closing WAM!NET will provide Sparks with tax liability assistance for non-deductible, taxable relocation income. Such tax liability assistance will be based on WAM!NET income only. The gross-up for federal, state and FICA will be based on established standards and will be calculated by an agent selected by WAM!NET.

                       INCENTIVE STOCK OPTION AGREEMENT

     THIS AGREEMENT, made and entered into effective this 11th day of September, 1998, by and between WAM!NET INC., a Minnesota corporation (hereinafter referred to as the "Corporation") and BRADLEY SPARKS, a resident of the State of Minnesota (hereinafter referred to as the "Employee").

     WHEREAS, the Corporation considers it desirable and in its best interests that the Employee be given an inducement to acquire a proprietary interest in the Corporation and an added incentive to advance the interests of the Corporation, by possessing an option to purchase common shares of the Corporation, in accordance with WAM!NET Inc. 1994 Stock Option Plan (the "Plan").

     NOW THEREFORE, in consideration of the premises and of the mutual promises and consideration provided herein, the parties agree as follows:

     1.   Definitions. Words and phrases not otherwise defined herein shall have
          -----------
the meanings ascribed to them, respectively, in the Plan.

     2.   Grant of Option. The Corporation grants to Employee an Option (the
          ---------------
"Option") to purchase Five Thousand (37,500) common shares of the Corporation at a purchase price of $8.00 per share, in the manner and subject to the conditions provided herein and in the Plan. The Option hereby granted shall be an ISO as provided in the Plan.

     3.   Time of Exercise of Option. Employee may exercise the Option in four
          --------------------------
equal increments; the initial increment of 9,375 shares being exercisable on and after September 11, 1999 and the second increment of 9,375 shares being exercisable on and after September 11, 2000, the third increment of 9,375 shares being exercisable on and after September 11, 2001, and the fourth increment of 9,375 shares being exercisable on and after September 11, 2002. All options shall expire at midnight on September 10, 2008, as illustrated by the following table:

                               Number of Shares
     From-To                   First Exercisable      Cumulative Total
     -------                   -----------------      ----------------
     September 11, 1999 -
     September 10, 2000              9,375                  9,375

     September 11, 2000-
     September 10, 2001              9,375                 18,750

     September 11, 2001-
     September 10, 2002              9,375                 28,125

     September 11, 2002-
     September 10, 2003              9,375                 37,500

     On and after
     September 11, 2008                  0                      0

     No provision of this Agreement to the contrary withstanding, neither the Option nor any right claimed thereby or hereby, therein or herein or thereunder or hereunder shall be exercisable by anyone on or after September 11, 2008.

     With respect to common shares that are purchasable for the first time during any calendar year, the Employee may only exercise the Option to purchase that number of common shares that have an aggregate fair market value (as of the date first above written) which is less than or equal to $100,000. The Employee may exercise the Option with respect to common shares valued in excess of $100,000 in any calendar year to the extent the right to exercise the Option to purchase such shares has accumulated over a period in excess of one year.

     4.   Method of Exercise. The Option shall be exercised by written notice to
          ------------------
the Board of the Corporation, or the Committee if such exists, at the Corporation's principal place of business. The notice shall be accompanied by payment of the option price for the shares being purchased in cash or by cashier's check or certified check or, in the sole discretion of the Board, or the Committee if such exists, by such other form of payment as is permitted under the Plan. The notice shall also be accompanied by any document reasonably required by the Corporation to be executed by Employee, acknowledging the applicable restrictions on the transfer of the common shares being purchased as set forth under Section 8 of this Agreement. The Corporation shall make prompt delivery of a certificate or certificates representing such common shares, provided that if any law or regulation requires the Corporation to take any action with respect to the common shares specified in such notice before the issuance thereof, then the date of delivery of such common shares shall be extended for the period necessary to take such action. The Option must be exercised with respect to at least 500 of the common shares, unless only a lesser number of the common shares are then exercisable, in which case it must be exercised with respect to all of such lesser number.

     5.   Termination of Option. Except as herein otherwise provided, the Option
          ---------------------
granted under this Agreement, to the extent not heretofore exercised, shall terminate upon the first to occur of the following events:

          a. The expiration of three months after the date on which Employee's employment by the Corporation is terminated, except if such termination be by reason of permanent and total disability or death;

          b. The expiration of twelve months after the date on which Employee's employment by the Corporation is terminated, if such termination be by reason of the Employee's permanent and total disability or death;

          c. The expiration of twelve months from the date of Employee's death should Employee die within three months of termination of employment by the Corporation;

          d. The termination of Employee's employment by the Corporation for either (i) Employee's material breach of any agreement with the Corporation or (ii) Employee's deliberate, willful or gross misconduct in the performance or Employee's duties on behalf of the Corporation; or

          e.   September 11, 2008.

     6.   Reclassification, Consolidation or Merger.
          -----------------------------------------

     6.1 If and to the extent that the number of issued common shares of the Corporation shall be increased or reduced by change in par value, split up, reverse split, reclassification, distribution of a dividend payable in stock, or the like, the number of common shares subject to the Option and the option price per share shall be proportionately adjusted in accordance with the Plan.

     6.2 If the Corporation is reorganized or consolidated or merged with another corporation, the Employee shall be entitled to receive an option (the "New Option") covering common shares of such reorganized, consolidated or merged company in the same proportion, at an equivalent price, and subject to the same conditions as the Option. For purposes of the preceding sentence, the excess of the fair market value of the common shares subject to the Option immediately after the reorganization, consolidation or merger over the aggregate option price of such common shares shall not be more than the excess of the aggregate fair market value of all common shares subject to the Option immediately before such reorganization, consolidation or merger over the aggregate option price of such common shares, and the New Option or assumption of the Option shall not give the Employee additional benefits which he does not have under this Option, or deprive him of benefits which he has under this Option.

     7.   Rights Prior to Exercise of Option. This Option is non-transferable by
          ----------------------------------
Employee, except in the event of his death, and during his lifetime is exercisable only by him. No person shall have any rights as a stockholder with respect to any common shares purchasable hereunder until payment of the option price and delivery to him of such common shares as herein provided.

     8.   Restriction on Disposition. All common shares acquired by Employee
          --------------------------
pursuant to this Agreement shall be subject to the restrictions on sale, encumbrance and other disposition contained in the Company's By-Laws, or imposed by applicable state and federal laws or regulations regarding the registration or qualification of such acquisition of common shares, and may not be sold or otherwise disposed of (i) within two years from the date of the granting of the Option under which such common shares were acquired, (ii) within one year after the exercise of the Option, and (iii) unless the Corporation has received a prior opinion of Employee's counsel satisfactory in form and substance to counsel for the Corporation that such transaction will not violate the Securities Act of 1933 or any applicable state law regulating the sale of securities.

     9.   Binding Effect - Plan Governs.
          -----------------------------

     9.1 This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

          This Agreement shall be construed in accordance with and shall be governed by the terms of the Plan as adopted by the Board and approved or to be approved by the shareholders of the Corporation within the meaning of Section 422 of the Internal Revenue Code of 1986, as the Plan may be amended from time to time by the Board and the shareholders of the Corporation. Employee acknowledges receipt of a copy of the Plan prior to the execution hereof. If possible, this Agreement shall be construed along with and in addition to any other agreement which the Corporation and Employee may enter into, but any provision in this Agreement which contradicts any provision of any other agreement shall take precedence and be binding over such other provision.

"Employee"                                "Corporation"

Bradley Sparks                            WAM!NET Inc.

/s/ Bradley E. Sparks                     By: /s/ Michael O'Donnell
____________________________                  __________________________________
                                               An Authorized Agent or Officer

                     NON-QUALIFIED STOCK OPTION AGREEMENT

     THIS AGREEMENT, made and entered into effective this 11th day of September, 1998, by and between WAM!NET INC., a Minnesota corporation (hereinafter referred to as the "Corporation") and BRADLEY SPARKS, a resident of the State of Minnesota (hereinafter referred to as the "Employee").

     WHEREAS, the Corporation considers it desirable and in its best interests that the Employee be given an inducement to acquire a proprietary interest in the Corporation and an added incentive to advance the interests of the Corporation, by possessing an option to purchase common shares of the Corporation, in accordance with WAM!NET Inc. 1994 Stock Option Plan (the "Plan").

     NOW THEREFORE, in consideration of the premises and of the mutual promises and consideration provided herein, the parties agree as follows:

     1.   Definitions. Words and phrases not otherwise defined herein shall have
          -----------
the meanings ascribed to them, respectively, in the Plan.

     2.   Grant of Option. The Corporation grants to Employee an Option (the
          ---------------
"Option") to purchase Five Thousand (362,500) common shares of the Corporation at a purchase price of $8.00 per share, in the manner and subject to the conditions provided herein and in the Plan. The Option hereby granted shall be an NQO as provided in the Plan.

     3.   Time of Exercise of Option. Employee may exercise the Option in three
          --------------------------
equal increments; the initial increment of 90,625 shares being exercisable on and after September 11, 1999 and the second increment of 90,625 shares being exercisable on and after September 11, 2000, the third increment of 90,625 shares being exercisable on and after September 11, 2001, and the fourth increment for 90,625 shares being exercisable on and after September 11, 2002. All options shall expire at midnight on September 10, 2008, as illustrated by the following table:

                                   Number of Shares
     From-To                      First Exercisable      Cumulative Total
     -------                      -----------------      ----------------
     September 11,     1999 -          90,625                  9,375
     September 10,     2000

     September 11,     2000 -          90,625                 18,750
     September 10,     2001

     September 11,     2001 -          90,625                 28,125
     September 10,     2002

     September 11,     2002 -          90,625                 37,500
     September 10,     2003

     On and after                           0                      0
     September 11,     2008

     No provision of this Agreement to the contrary withstanding, neither the Option nor any right claimed thereby or hereby, therein or herein or thereunder or hereunder shall be exercisable by anyone on or after September 11, 2008.

     With respect to common shares that are purchasable for the first time during any calendar year, the Employee may only exercise the Option to purchase that number of common shares that have an aggregate fair market value (as of the date first above written) which is less than or equal to $100,000.

The Employee may exercise the Option with respect to common shares valued in excess of $100,000 in any calendar year to the extent the right to exercise the Option to purchase such shares has accumulated over a period in excess of one year.

     4.   Method of Exercise. The Option shall be exercised by written notice to
          ------------------
the Board of the Corporation, or the Committee if such exists, at the Corporation's principal place of business. The notice shall be accompanied by payment of the option price for the shares being purchased in cash or by cashier's check or certified check or, in the sole discretion of the Board, or the Committee if such exists, by such other form of payment as is permitted under the Plan. The notice shall also be accompanied by any document reasonably required by the Corporation to be executed by Employee, acknowledging the applicable restrictions on the transfer of the common shares being purchased as set forth under Section 8 of this Agreement. The Corporation shall make prompt delivery of a certificate or certificates representing such common shares, provided that if any law or regulation requires the Corporation to take any action with respect to the common shares specified in such notice before the issuance thereof, then the date of delivery of such common shares shall be extended for the period necessary to take such action. The Option must be exercised with respect to at least 500 of the common shares, unless only a lesser number of the common shares are then exercisable, in which case it must be exercised with respect to all of such lesser number.

     5.   Termination of Option. Except as herein otherwise provided, the Option
          ---------------------
granted under this Agreement, to the extent not heretofore exercised, shall terminate upon the first to occur of the following events:

          a. The expiration of three months after the date on which Employee's employment by the Corporation is terminated, except if such termination be by reason of permanent and total disability or death;

          b. The expiration of twelve months after the date on which Employee's employment by the Corporation is terminated, if such termination be by reason of the Employee's permanent and total disability or death;

          c. The expiration of twelve months from the date of Employee's death should Employee die within three months of termination of employment by the Corporation;

          d. The termination of Employee's employment by the Corporation for either (i) Employee's material breach of any agreement with the Corporation or (ii) Employee's deliberate, willful or gross misconduct in the performance or Employee's duties on behalf of the Corporation; or

          e.   September 11, 2008.

     6.   Reclassification, Consolidation or Merger.
          -----------------------------------------

     6.1 If and to the extent that the number of issued common shares of the Corporation shall be increased or reduced by change in par value, split up, reverse split, reclassification, distribution of a dividend payable in stock, or the like, the number of common shares subject to the Option and the option price per share shall be proportionately adjusted in accordance with the Plan.

     6.2 If the Corporation is reorganized or consolidated or merged with another corporation, the Employee shall be entitled to receive an option (the "New Option") covering common shares of such reorganized, consolidated or merged company in the same proportion, at an equivalent price, and subject to the same conditions as the Option. For purposes of the preceding sentence, the excess of the fair market value of the common shares subject to the Option immediately after the reorganization, consolidation or merger over the aggregate option price of such common shares shall not be more than the excess of the aggregate fair market value of all common shares subject to the Option immediately before such reorganization, consolidation or merger over the aggregate option price of such common shares, and the New Option or assumption of the Option shall not give the Employee additional benefits which he does not have under this Option, or deprive him of benefits which he has under this Option.

     7.   Rights Prior to Exercise of Option. This Option is non-transferable by
          ----------------------------------
Employee, except in the event of his death, and during his lifetime is exercisable only by him. No person shall have any rights as a stockholder with respect to any common shares purchasable hereunder until payment of the option price and delivery to him of such common shares as herein provided.

     8.   Restriction on Disposition. All common shares acquired by Employee
          --------------------------
pursuant to this Agreement shall be subject to the restrictions on sale, encumbrance and other disposition contained in the Company's By-Laws, or imposed by applicable state and federal laws or regulations regarding the registration or qualification of such acquisition of common shares, and may not be sold or otherwise disposed of (i) within two years from the date of the granting of the Option under which such common shares were acquired, (ii) within one year after the exercise of the Option, and (iii) unless the Corporation has received a prior opinion of Employee's counsel satisfactory in form and substance to counsel for the Corporation that such transaction will not violate the Securities Act of 1933 or any applicable state law regulating the sale of securities.

     9.   Binding Effect - Plan Governs.
          -----------------------------

     9.1 This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

     9.2 This Agreement shall be construed in accordance with and shall be governed by the terms of the Plan as adopted by the Board and approved or to be approved by the shareholders of the Corporation within the meaning of Section 422 of the Internal Revenue Code of 1986, as the Plan may be amended from time to time by the Board and the shareholders of the Corporation. Employee acknowledges receipt of a copy of the Plan prior to the execution hereof. If possible, this Agreement shall be construed along with and in addition to any other agreement which the Corporation and Employee may enter into, but any provision in this Agreement which contradicts any provision of any other agreement shall take precedence and be binding over such other provision.

"Employee"                                 "Corporation"

Bradley E. Sparks                          WAM!NET Inc.

/s/ Bradley E. Sparks                      By: /s/ Michael O'Donnell
____________________________                   _____________________________
                                                An Authorized Agent or Officer

                                 WAM!NET INC.
                      NONQUALIFIED STOCK OPTION AGREEMENT
                        1998 COMBINED STOCK OPTION PLAN

     THIS AGREEMENT, made and entered into effective this 11th day of September, 1998, by and between WAM!NET Inc., a Minnesota corporation (hereinafter referred to as the "Corporation") and Bradley Sparks, an employee of the Corporation ("Employee").

     WHEREAS, the Corporation considers it desirable and in its best interests that Employee be given an inducement to acquire a proprietary interest in the Corporation and an added incentive to advance the interests of the Corporation, by possessing an option to purchase common shares of the Corporation, in accordance with the WAM!NET Inc. 1998 Combined Stock Option Plan (the "Plan").

     NOW THEREFORE, on the basis of the premises and of the mutual considerations provided herein, the parties agree as follows:

     1.   Definitions. Words and phrases not otherwise defined herein shall have
          -----------
the meanings ascribed to them, respectively, in the Plan.

     2.   Grant of Option. The Corporation grants to Employee an Option (the
          ---------------
"Option") to purchase 139,250 common shares of the Corporation at a purchase price of $12.00 per share, in the manner and subject to the conditions provided herein and in the Plan. The Option hereby granted shall be a nonqualified stock option as provided in the Plan.

     3.   Time of Exercise of Option. Employee may exercise the Option in 4
          --------------------------
equal increments; the initial increment for 34,812 shares being exercisable on and after September 11, 1999, the second increment for 34,812 shares being exercisable on and after September 11, 2000, the third increment for 34,813 shares being exercisable on and after September 11, 2001, and the fourth increment for 34,813 shares being exercisable on and after September 11, 2002. All options shall expire at midnight on September 10, 2008, as illustrated by the following table:

                              Number of Shares
     From - To                First Exercisable         Cumulative Total
     ---------                -----------------         ----------------
     September 11, 1999-            34,812                    34,812
     September 10, 2000

     September 11, 2000-            34,812                    69,624
     September 10, 2001

     September 11, 2001-            34,813                   104,437
     September 10, 2002

     September 11, 2002-            34,813                   139,250
     September 10, 2003

     No provision of this Agreement to the contrary withstanding, neither the Option nor any right claimed thereby or hereby, therein or herein or thereunder of hereunder shall be exercisable by anyone on or after September 11, 2008.

     4.   Method of Exercise. The Option shall be exercised by written notice to
          ------------------
the Board of the Corporation, or the Committee if such exists, at the Corporation's principal place of business. The notice shall be accompanied by payment of the option price for the shares being purchased in cash or by cashier's check or certified check or, in the sole discretion of the Board of Directors, or the Committee if such exists, by such other form of payment as is permitted under the Plan. The notice shall also be accompanied by any document reasonably required by the Corporation to be executed by Employee, acknowledging the applicable restrictions on the transfer of the common shares being purchased as set forth under this Agreement. The Corporation shall make prompt delivery of a certificate or certificates representing such common shares, provided that if any law or regulation requires the Corporation to take any action with respect to the common shares specified in such notice before the issuance thereof, then the date of delivery of such common shares shall be extended for the period necessary to take such action. The Option must be exercised with respect to at least 100 of the common shares, unless the Option is only exercisable with respect to a lesser number of common shares, in which case it must be exercised with respect to all of such lesser number.

     5.   Termination of Option. Except as herein otherwise provided, the Option
          ---------------------
granted under this Agreement, to the extent not heretofore exercised, shall terminate upon the first to occur of the following events:

          a. The expiration of three months after the date on which Employee ceases for a reason other than death, permanent disability, or deliberate, willful or gross misconduct to be an employee within the meaning of the Plan;

          b. The date on which Employee ceases to be an employee within the meaning of the Plan by reason of Employee's deliberate, willful or gross misconduct as determined by the Committee;

          c. The expiration of twelve months after the date on which Employee ceases to be an employee within the meaning of the Plan by reason of permanent disability;

          d.  The expiration of twelve months from the date of Employee's death;
              or

          e. September 10, 2008 (being the date immediately preceding the 10th anniversary of the date of this Agreement).

     6.   Reclassification, Consolidation or Merger.
          -----------------------------------------

     6.1 If and to the extent that the number of issued common shares of the Corporation shall be increased or reduced by change in par value, split up, reverse split, reclassification, distribution of a dividend payable in stock, or the like, the number of common shares subject to the Option and the option price per share shall be proportionately adjusted in accordance with the Plan.

     6.2 If the Corporation is reorganized or consolidated or merged with another corporation, Employee shall be entitled to receive an option (the "New Option") covering common shares of such reorganized, consolidated or merged company in the same proportion, at an equivalent price, and subject to the same conditions as the Option. For purposes of the preceding sentence, the excess of the fair market value of the common shares subject to the Option immediately after the reorganization, consolidation or merger over the aggregate option price of such common shares shall not be more than the excess of the aggregate fair market value of all common shares subject to the Option immediately before such reorganization, consolidation or merger over the aggregate option price of such common shares, and the New Option or assumption of the Option shall not give Employee additional benefits which he does not have under this Option, or deprive him of benefits which he has under this Option.

     7.   Rights Prior to Exercise of Option. This Option is non-transferable by
          ----------------------------------
Employee, except in the event of his death, and during his lifetime is exercisable only by him; provided, however, that this Option may be transferred by Employee's for estate planning purposes subject to prior or other written approval by the Corporation, or the Committee if such exists, in its sole discretion or pursuant to any policy and requirements concerning such transfers as may then be in effect. In the event of death, this Option may be exercised by Employee's personal representative or the party inheriting the Option. No person shall have any rights as a stockholder with respect to any common shares purchasable hereunder until payment of the option price and delivery to him of such common shares as herein provided.

     8.   Restriction on Disposition. All common shares acquired by Employee
          --------------------------
pursuant to this Agreement shall be subject to the restrictions on sale, encumbrance and other disposition contained in the Corporation's By-Laws, or imposed by applicable laws or regulations of the State of Minnesota or the United States of America regarding the registration or qualification of such acquisition of common shares. The Corporation may require a prior opinion of its counsel, which the Corporation shall use its best efforts to obtain, that the transfer or other disposition of common shares acquired pursuant to this Agreement will not violate the Securities Act of 1933 or any applicable state law regulating the sale of securities.

     9.   Binding Effect - Plan Governs.
          -----------------------------

     9.1 This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

     9.2 This Agreement shall be construed in accordance with and shall be governed by the terms of the Plan as adopted by the Board and approved or to be approved by the shareholders of the Corporation within the meaning of Section 422 of the Internal Revenue Code of 1986, as the Plan may be amended from time to time by the Board, and if appropriate the shareholders, of the Corporation. Employee acknowledges receipt of a copy of the Plan prior to the execution hereof and agrees to be bound by the terms of the Plan. If possible, this Agreement shall be construed along with and in addition to any other agreement which the Corporation and Employee may enter into, but any provision in this Agreement which contradicts any provision of any other agreement shall take precedence and be binding over such other provision.

     9.3 The provisions of this Agreement, the Plan or other document incorporated therein, shall be governed by, interpreted and enforced in accordance with the laws of the State of Minnesota, unless and to the extent they are pre-empted by the laws of the United States of America.

     9.4  This Agreement shall be effective as of the dated first stated above.

"Employee"                                   "Corporation"

Bradley E. Sparks                            WAM!NET Inc.

/s/ Bradley E. Sparks                     By: /s/ Michael O' Donnell
____________________________                  __________________________________
                                               An Authorized Agent or Officer

Dated: September 11, 1998                    Dated: September 11, 1998
      ______________________                       _____________________________

                     NON-QUALIFIED STOCK OPTION AGREEMENT

          THIS AGREEMENT, made and entered into effective this 11th day of September, 1998, by and between WAM!NET INC., a Minnesota corporation (hereinafter referred to as the "Corporation") and BRADLEY SPARKS, a resident of the State of Minnesota (hereinafter referred to as the "Employee").

          WHEREAS, the Corporation considers it desirable and in its best interests that the Employee be given an inducement to acquire a proprietary interest in the Corporation and an added incentive to advance the interests of the Corporation, by possessing an option to purchase common shares of the Corporation, in accordance with WAM!NET Inc. 1994 Stock Option Plan (the "Plan").

          NOW THEREFORE, in consideration of the premises and of the mutual promises and consideration provided herein, the parties agree as follows:

     1.   Definitions. Words and phrases not otherwise defined herein shall have
          -----------
the meanings ascribed to them, respectively, in the Plan.

     2.   Grant of Option. The Corporation grants to Employee an Option (the
          ---------------
"Option") to purchase Five Thousand (60,750) common shares of the Corporation at a purchase price of $12.00 per share, in the manner and subject to the conditions provided herein and in the Plan. The Option hereby granted shall be an NQO as provided in the Plan.

     3.   Time of Exercise of Option. Employee may exercise the Option in three
          --------------------------
equal increments; the initial increment of 15,187 shares being exercisable on and after September 11, 1999 and the second increment of 15,187 being exercisable on and after September 11, 2000, the third increment of 15,188 shares being exercisable on and after September 11, 2001, and the fourth increment of 15,188 shares being exercisable on and after September 11, 2002. All options shall expire at midnight on September 10, 2008, as illustrated by the following table:

                                    Number of Shares
     From-To                        First Exercisable      Cumulative Total
     -------                        -----------------      ----------------
     September 11,     1999-           15,187                15,187
     September 10,     2000

     September 11,     2000-           15,187                30,374
     September 10,     2001

     September 11,     2001-           15,188                45,562
     September 10,     2002

     September 11,     2002-           15,188                60,750
     September 10,     2003

     On and after                           0                     0
     September 11,     2008

     No provision of this Agreement to the contrary withstanding, neither the Option nor any right claimed thereby or hereby, therein or herein or thereunder or hereunder shall be exercisable by anyone on or after September 11, 2008.

     With respect to common shares that are purchasable for the first time during any calendar year, the Employee may only exercise the Option to purchase that number of common shares that have an aggregate fair market value (as of the date first above written) which is less than or equal to $100,000. The Employee may exercise the Option with respect to common shares valued in excess of $100,000 in any calendar year to the extent the right to exercise the Option to purchase such shares has accumulated over a period in excess of one year.

     4.   Method of Exercise. The Option shall be exercised by written notice to
          ------------------
the Board of the Corporation, or the Committee if such exists, at the Corporation's principal place of business. The notice shall be accompanied by payment of the option price for the shares being purchased in cash or by cashier's check or certified check or, in the sole discretion of the Board, or the Committee if such exists, by such other form of payment as is permitted under the Plan. The notice shall also be accompanied by any document reasonably required by the Corporation to be executed by Employee, acknowledging the applicable restrictions on the transfer of the common shares being purchased as set forth under Section 8 of this Agreement. The Corporation shall make prompt delivery of a certificate or certificates representing such common shares, provided that if any law or regulation requires the Corporation to take any action with respect to the common shares specified in such notice before the issuance thereof, then the date of delivery of such common shares shall be extended for the period necessary to take such action. The Option must be exercised with respect to at least 500 of the common shares, unless only a lesser number of the common shares are then exercisable, in which case it must be exercised with respect to all of such lesser number.

     5.   Termination of Option. Except as herein otherwise provided, the Option
          ---------------------
granted under this Agreement, to the extent not heretofore exercised, shall terminate upon the first to occur of the following events:

          a. The expiration of three months after the date on which Employee's employment by the Corporation is terminated, except if such termination be by reason of permanent and total disability or death;

          b. The expiration of twelve months after the date on which Employee's employment by the Corporation is terminated, if such termination be by reason of the Employee's permanent and total disability or death;

          c. The expiration of twelve months from the date of Employee's death should Employee die within three months of termination of employment by the Corporation;

          d. The termination of Employee's employment by the Corporation for either (i) Employee's material breach of any agreement with the Corporation or (ii) Employee's deliberate, willful or gross misconduct in the performance or Employee's duties on behalf of the Corporation; or

          e.  September 11, 2008.

     6.   Reclassification, Consolidation or Merger.
          -----------------------------------------

     6.1 If and to the extent that the number of issued common shares of the Corporation shall be increased or reduced by change in par value, split up, reverse split, reclassification, distribution of a dividend payable in stock, or the like, the number of common shares subject to the Option and the option price per share shall be proportionately adjusted in accordance with the Plan.

     6.2 If the Corporation is reorganized or consolidated or merged with another corporation, the Employee shall be entitled to receive an option (the "New Option") covering common shares of such reorganized, consolidated or merged company in the same proportion, at an equivalent price, and subject to the same conditions as the Option. For purposes of the preceding sentence, the excess of the fair market value of the common shares subject to the Option immediately after the reorganization, consolidation or merger over the aggregate option price of such common shares shall not be more than the excess of the aggregate fair market value of all common shares subject to the Option immediately before such reorganization, consolidation or merger over the aggregate option price of such common shares, and the New Option or assumption of the Option shall not give the Employee additional benefits which he does not have under this Option, or deprive him of benefits which he has under this Option.

     7.   Rights Prior to Exercise of Option. This Option is non-transferable by
          ----------------------------------
Employee, except in the event of his death, and during his lifetime is exercisable only by him. No person shall have any rights as a stockholder with respect to any common shares purchasable hereunder until payment of the option price and delivery to him of such common shares as herein provided.

     8.   Restriction on Disposition. All common shares acquired by Employee
          --------------------------
pursuant to this Agreement shall be subject to the restrictions on sale, encumbrance and other disposition contained in the Company's By-Laws, or imposed by applicable state and federal laws or regulations regarding the registration or qualification of such acquisition of common shares, and may not be sold or otherwise disposed of (i) within two years from the date of the granting of the Option under which such common shares were acquired, (ii) within one year after the exercise of the Option, and (iii) unless the Corporation has received a prior opinion of Employee's counsel satisfactory in form and substance to counsel for the Corporation that such transaction will not violate the Securities Act of 1933 or any applicable state law regulating the sale of securities.

     9.   Binding Effect - Plan Governs.
          -----------------------------

     9.1 This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

     9.2 This Agreement shall be construed in accordance with and shall be governed by the terms of the Plan as adopted by the Board and approved or to be approved by the shareholders of the Corporation within the meaning of Section 422 of the Internal Revenue Code of 1986, as the Plan may be amended from time to time by the Board and the shareholders of the Corporation. Employee acknowledges receipt of a copy of the Plan prior to the execution hereof. If possible, this Agreement shall be construed along with and in addition to any other agreement which the Corporation and Employee may enter into, but any provision in this Agreement which contradicts any provision of any other agreement shall take precedence and be binding over such other provision.

"Employee"                                   "Corporation"

Bradley E. Sparks                            WAM!NET Inc.

/s/ Bradley E. Sparks                        By: /s/ Michael O'Donnell
____________________________                    ________________________________
                                                An Authorized Agent or Officer

                                      -3-